EXHIBIT 99.2

Equity One, Inc.

Supplemental Information Package

December 31, 2005

Equity One, Inc
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2005
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of December 31, 2005

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - OPERATING RATIOS
As of December 31, 2005
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2005	Dec 31, 2004	Dec 31, 2005	Dec 31, 2004
Selected Operating Items:
Total rental revenue*	$65,151	$64,427	$254,741	$239,279
Property operating expenses*	19,257	16,858	67,490	63,395
General & administrative expenses (G&A)*	4,339	5,618	17,281	16,601

Net income	$17,767	$28,329	$92,741	$97,804
Net income per diluted share	0.24	0.39	1.24	1.37

Income from continuing operations	$17,764	$19,180	$80,692	$69,463
Income from continuing operations per diluted share	0.24	0.27	1.08	0.97

Funds from operations (FFO)	$28,932	$30,300	$124,836	$113,663
FFO per diluted share	0.38	0.41	1.67	1.58

Funds available for distribution (FAD)	$22,335	$24,382	$96,268	$93,058
FAD per diluted share	0.30	0.33	1.29	1.29

Total dividends paid per share	$0.30	$0.29	$1.17	$1.13

Operating Ratios:
Net operating income margin (see page 7)*	70.4%	73.8%	73.5%	73.5%
Expense recovery ratio (expense recoveries/operating expenses)*	80.1%	79.6%	81.5%	79.1%

EBITDA margin (see page 6)*	64.4%	65.8%	68.0%	67.1%
EBITDA to interest coverage ratio*	3.3	3.5	3.4	3.4

G&A as % of total revenues*	6.6%	8.6%	6.6%	6.9%
G&A as % of total assets (annualized)	0.85%	1.13%	0.84%	0.83%

Dividend / FFO payout ratio	78.9%	70.7%	70.1%	71.5%
FFO multiple (annualized if < 12 months)	15.2	14.5	13.8	15.0

Dividend / FAD payout ratio	100.0%	87.9%	90.7%	87.6%
FAD multiple (annualized if < 12 months)	19.3	18.0	17.9	18.4

*	The indicated line item includes amounts reported in discontinued operations (except for any gain/(loss) on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT
As of December 31, 2005
(in thousands, except per share data)
As of

	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Fixed rate debt	$816,925	$819,564	$704,203	$738,817	$745,056	$730,739	$747,741	$720,263
Fixed rate debt - swapped to variable rate	95,404	95,514	97,310	95,165	97,261	100,000	100,000	100,000
Variable rate debt - swapped to fixed rate	-	-	-	-	-	-	20,000	20,000
Variable rate debt - unhedged	93,165	39,000	184,161	144,763	147,000	64,000	71,616	30,879
Total debt*	$1,005,494	$954,078	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142

% Fixed rate debt	81.25%	85.90%	71.44%	75.49%	75.31%	81.67%	79.60%	82.68%
% Fixed rate debt - swapped to variable rate	9.49%	10.01%	9.87%	9.72%	9.83%	11.18%	10.65%	11.48%
% Variable rate debt - swapped to fixed rate	-	-	-	-	-	-	2.13%	2.30%
% Variable rate debt - unhedged	9.27%	4.09%	18.68%	14.79%	14.86%	7.15%	7.62%	3.54%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

% Variable rate debt - total	18.75%	14.10%	28.56%	24.51%	24.69%	18.33%	18.27%	15.02%

Secured mortgage debt	$446,925	$449,546	$454,203	$488,817	$495,056	$480,739	$497,741	$470,263
Unsecured debt	558,569	504,532	531,471	489,928	494,261	414,000	441,616	400,879
Total debt*	$1,005,494	$954,078	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142

% Secured mortgage debt	44.45%	47.12%	46.08%	49.94%	50.04%	53.73%	52.99%	53.98%
% Unsecured debt	55.55%	52.88%	53.92%	50.06%	49.96%	46.27%	47.01%	46.02%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total market capitalization (from page 8)	$2,757,987	$2,710,423	$2,690,123	$2,515,416	$2,746,539	$2,321,138	$2,235,352	$2,242,810

% Secured mortgage debt	16.20%	16.59%	16.88%	19.43%	18.02%	20.71%	22.27%	20.97%
% Unsecured debt	20.25%	18.61%	19.76%	19.48%	18.00%	17.84%	19.76%	17.87%
Total debt : Total market capitalization	36.46%	35.20%	36.64%	38.91%	36.02%	38.55%	42.03%	38.84%

Weighted-average interest rate on secured mortgage debt	7.19%	7.24%	7.24%	7.26%	7.26%	7.22%	7.25%	7.40%
Weighted-average interest rate on senior unsecured notes**	5.20%	5.42%	5.08%	5.10%	5.12%	5.14%	5.16%	5.18%
Weighted-average interest rate on revolving credit facilities	4.68%	4.15%	3.69%	3.19%	2.80%	2.13%	2.05%	2.15%

Weighted-average maturity on mortgage debt	5.2 years	5.6 years	5.8 years	5.6 years	5.8 years	5.9 years	6.1 years	6.4 years
Weighted-average maturity on senior unsecured notes	4.6 years	4.8 years	3.3 years	3.5 years	3.7 years	3.9 years	4.2 years	4.5 years

*	excluding unamortized premium/discount and fair value of interest rate swap
**	excluding the effect of interest rate swaps

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended December 31, 2005
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2005	Dec 31, 2004	Dec 31, 2005	Dec 31, 2004

Net income	$17,767	$28,329	$92,741	$97,804
Minority interest*	44	47	188	689
Interest expense*	12,813	12,237	51,983	47,129
(Gain)/loss on disposal of income producing property	-	(8,409)	(11,460)	(22,176)
Amortization of deferred financing fees*	391	381	1,512	1,459
Rental property depreciation and amortization*	11,137	10,353	43,445	37,215
Other depreciation and amortization	163	96	577	348
EBITDA*	$42,315	$43,034	$178,986	$162,468

Interest expense*	$12,813	$12,237	$51,983	$47,129

EBITDA : interest coverage ratio*	3.3	3.5	3.4	3.4

Revenue
Total rental revenue*	$65,151	$64,427	$254,741	$239,279
Investment income	424	734	7,941	2,346
Other income	173	241	498	537
Total revenue*	$65,748	$65,402	$263,180	$242,162

EBITDA margin (EBITDA/total revenue)*	64.4%	65.8%	68.0%	16.9%

Total market capitalization (see page 8)	$2,757,987	$2,746,539	$2,757,987	$2,746,539
Total market capitalization to EBITDA multiple*	16.3	16.0	15.4	16.9

*	The indicated line item includes amounts reported in discontinued operations (except for any gain/(loss) on the disposal of income producing property).

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended December 31, 2005
(in thousands, except per share data)

	For the three months ended		Percent	For the twelve months ended		Percent
	Dec 31, 2005	Dec 31, 2004	Change	Dec 31, 2005	Dec 31, 2004	Change
	____________	____________		____________	____________

Net operating income (1)
Total rental revenue	$65,151	$64,427	1.19%	$254,741	$239,279	6.5%
Property operating expenses (2)	19,257	16,858	14.2%	67,490	63,395	6.5%
Net operating income	$45,894	$47,569	(3.5%)	$187,251	$175,884	6.5%

NOI margin (NOI/total rental revenue)	70.4%	73.8%		73.5%	73.5%

Net operating income (NOI) from continuing operations
Total rental revenue	$65,143	$62,995	3.4%	$252,964	$226,593	11.6%
Property operating expenses (2)	19,252	16,515	16.6%	66,818	60,102	11.2%
Net operating income	$45,891	$46,480	(1.3%)	$186,146	$166,491	11.8%

NOI margin (NOI/total rental revenue)	70.4%	73.7%		73.6%	73.5%

Same property NOI (3)
Total rental revenue	$59,833	$58,994	1.4%	$204,986	$196,991	4.1%
Property operating expenses	19,565	17,015	15.0%	59,087	55,252	6.9%
Net operating income	$40,268	$41,979	(4.1%)	$145,899	$141,739	2.9%

Growth in same property NOI	(4.1%)			2.9%
Growth in same property NOI, excluding termination fees	0.7%			2.1%

Number of properties included in analysis	167			153
Same property occupancy	93.2%	94.8%		93.0%	94.7%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Net of intercompany expenses.
(3)	Excludes the effects of straight line rent, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION - QUARTERLY BREAKOUT
As of December 31, 2005
(in thousands, except per share data)

	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Closing market price of common stock	$23.12	$23.25	$22.70	$20.59	$23.73	$19.62	$18.08	$19.22
Dividend yield (based on current annualized dividend)	5.19%	4.99%	5.11%	5.63%	4.89%	5.71%	6.19%	5.83%
Dividends paid per share	$0.30	$0.29	$0.29	$0.29	$0.29	$0.28	$0.28	$0.28

Net book value per share (fully diluted, end of period)	$12.83	$12.83	$12.73	$12.64	$12.54	$12.35	$11.86	$11.87

Liquidity
Cash and cash equivalents	$102	$-	$-	$-	$5,122	$10,722	$5,814	$1,901
Revolving credit facilities
Gross potential available under current credit facilities	280,000	$345,000	345,000	345,000	345,000	345,000	345,000	345,000
less: Outstanding balance	(93,165)	$(39,000)	(179,387)	(144,763)	(147,000)	(64,000)	(80,541)	(50,879)
Holdback for letters of credit	(1,283)	(1,283)	(1,283)	(1,289)	(1,339)	(1,378)	(1,456)	(1,378)
Net potential available under credit facilities	$185,552	$304,717	$164,330	$198,948	$196,661	$279,622	$263,003	$292,743

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common shares	74,891.792	74,522.955	74,029.497	73,561.218	72,904.922	72,069.799	70,241.851	69,580.460
Diluted common shares
Unvested restricted common shares	517.637	525.954	582.787	576.122	692.699	700.632	513.131	524.799
Walden Woods shares	93.656	93.656	93.656	93.656	93.656	93.656	93.656	93.656
IRT Partners operating partnership units	-	-	-	-	-	-	734.266	734.266
Common stock options (treasury method, closing price)	301.217	399.136	379.914	400.907	575.229	383.661	419.820	532.424
Fully diluted common shares	75,804.302	75,541.701	75,085.854	74,631.903	74,266.506	73,247.748	72,002.724	71,465.605

Total debt (excluding unamortized premium/discount)	$1,005,494	$954,078	$985,674	$978,745	$989,317	$894,739	$939,357	$871,142
Cash and cash equivalents	(102)	$-	-	-	(5,122)	(10,722)	(5,814)	(1,901)
Net debt	1,005,392	954,078	985,674	978,745	984,195	884,017	933,543	869,241
Equity market capitalization (fully diluted, end of period)	1,752,595	1,756,345	1,704,449	1,536,671	1,762,344	1,437,121	1,301,809	1,373,569
Total market capitalization	$2,757,987	$2,710,423	$2,690,123	$2,515,416	$2,746,539	$2,321,138	$2,235,352	$2,242,810

Net debt to total market capitalization	36.5%	35.2%	36.6%	38.9%	35.8%	38.1%	41.8%	38.8%

Gross real estate and securities investments	$2,088,063	$2,028,990	$2,044,787	$2,016,111	$2,005,825	$1,865,378	$1,885,984	$1,795,632

Net debt to gross real estate and securities investments	48.1%	47.0%	48.2%	48.5%	49.1%	47.4%	49.5%	48.4%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended December 31, 2005
(in thousands, except per share data)

	For the three months ended		Percent	For the twelve months ended		Percent
	Dec 31, 2005	Dec 31, 2004	Change	Dec 31, 2005	Dec 31, 2004	Change

Rental revenue:
Minimum rents	$48,618	$46,962		$191,634	$173,151
Expense recoveries	15,425	13,070		54,643	48,037
Termination fees	925	2,919		4,940	3,490
Percentage rent	175	44		1,747	1,915
Total rental revenue	65,143	62,995	3.4%	252,964	226,593	11.6%

Costs and expenses:
Property operating expenses	19,252	16,515		66,818	60,102
Rental property depreciation and amortization	11,137	10,141		43,162	35,631
General and administrative expenses	4,339	5,618		17,281	16,601
Total costs and expenses	34,728	32,274	7.6%	127,261	112,334	13.3%

Income before other income and expenses,
minority interest and discontinued operations	30,415	30,721		125,703	114,259
Other income and expenses:
Interest expense	(12,813)	(12,088)		(51,750)	(45,733)
Amortization of deferred financing fees	(391)	(381)		(1,512)	(1,370)
Investment income	424	734		7,941	2,346
Other income	173	241		498	537
Income before minority interest and discontinued operations	17,808	19,227		80,880	70,039
Minority interest	(44)	(47)		(188)	(576)

Income from continuing operations	17,764	19,180	-7.4%	80,692	69,463	16.2%

Discontinued operations:
Income from rental properties sold or held for sale	3	740		589	6,278
Gain (loss) on disposal of income producing properties	-	8,409		11,460	22,176
Minority interest	-	-		-	(113)
Income from discontinued operations	3	9,149		12,049	28,341

Net income	$17,767	$28,329	-37.3%	$92,741	$97,804	-5.2%

Basic earnings per share
Income from continuing operations	$0.24	$0.27	-11.1%	$1.10	$0.99	11.1%
Income from discontinued operations	0.00	0.12		0.16	0.40
Net income	$0.24	$0.39	-38.5%	$1.26	$1.39	-9.4%

Diluted earnings per share
Income from continuing operations	$0.24	$0.27	-11.1%	$1.08	$0.97	11.3%
Income from discontinued operations	0.00	0.12		0.16	0.40
Net income	$0.24	$0.39	-38.5%	$1.24	$1.37	-9.5%

Weighted average shares outstanding
Basic	74,574	72,315		73,840	70,447
Diluted	75,501	73,616		74,790	72,036

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended December 31, 2005
(in thousands, except per share data)

	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Rental revenue:
Minimum rents	$48,618	$48,096	$47,667	$47,253	$46,962	$43,919	$42,997	$39,273
Expense recoveries	15,425	12,807	13,698	12,713	13,070	12,627	11,340	11,000
Termination fees	925	835	2,712	468	2,919	166	320	85
Percentage rent	175	109	334	1,129	44	282	256	1,333
Total rental revenue	65,143	61,847	64,411	61,563	62,995	56,994	54,913	51,691

Costs and expenses:
Property operating expenses	19,252	16,227	15,896	15,443	16,515	15,642	14,365	13,580
Rental property depreciation and amortization	11,137	10,889	10,841	10,295	10,141	8,874	8,690	7,926
General and administrative expenses	4,339	4,232	4,370	4,340	5,618	3,722	3,809	3,452
Total costs and expenses	34,728	31,348	31,107	30,078	32,274	28,238	26,864	24,958

Income before other income and expenses,
minority interest and discontinued operations	30,415	30,499	33,304	31,485	30,721	28,756	28,049	26,733
Other income and expenses:
Interest expense	(12,813)	(13,874)	(13,033)	(12,030)	(12,088)	(12,003)	(11,486)	(10,156)
Amortization of deferred financing fees	(391)	(372)	(370)	(379)	(381)	(379)	(374)	(236)
Investment income	424	5,593	1,215	709	734	1,210	194	208
Other income	173	133	128	64	241	173	59	64
Income before minority interest and discontinued operations	17,808	21,979	21,244	19,849	19,227	17,757	16,442	16,613
Minority interest	(44)	(48)	(46)	(50)	(47)	(150)	(177)	(202)

Income from continuing operations	17,764	21,931	21,198	19,799	19,180	17,607	16,265	16,411

Discontinued operations:
Income from rental properties sold or held for sale	3	22	188	376	740	968	2,764	1,806
Gain (loss) on disposal of income producing properties	-	6,088	3,757	1,615	8,409	12,215	(483)	2,035
Minority interest	-	-	-	-	-	(89)	(11)	(13)
Income from discontinued operations	3	6,110	3,945	1,991	9,149	13,094	2,270	3,828

Net income	$17,767	$28,041	$25,143	$21,790	$28,329	$30,701	$18,535	$20,239

Basic earnings per share
Income from continuing operations	$0.24	$0.30	$0.29	$0.27	$0.27	$0.25	$0.23	$0.24
Income from discontinued operations	0.00	0.08	0.05	0.03	0.12	0.18	0.04	0.05
Net income	$0.24	$0.38	$0.34	$0.30	$0.39	$0.43	$0.27	$0.29

Diluted earnings per share
Income from continuing operations	$0.24	$0.29	$0.29	$0.27	$0.27	$0.25	$0.23	$0.24
Income from discontinued operations	0.00	0.08	0.05	0.02	0.12	0.18	0.03	0.05
Net income	$0.24	$0.37	$0.34	$0.29	$0.39	$0.43	$0.26	$0.29

Weighted average shares outstanding
Basic	74,574	74,087	73,636	73,043	72,315	70,626	69,711	69,115
Diluted	75,501	75,144	74,656	74,193	73,616	72,327	71,419	71,021

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2005
(in thousands, except per share data)

	For the three months ended Dec 31, 2005					For the twelve months ended Dec 31, 2005
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Rental revenue:
Minimum rents	$48,618	$6	$6	$-	$48,624	$191,634	$1,388	$21	$1,367	$193,022
Expense recoveries	15,425	2	2	-	15,427	54,643	376	2	374	55,019
Termination fees	925	-	-	-	925	4,940	9	-	9	4,949
Percentage rent	175	-	-	-	175	1,747	4	-	4	1,751
Total rental revenue	65,143	8	8	-	65,151	252,964	1,777	23	1,754	254,741

Costs and expenses:
Property operating expenses	19,252	5	5	-	19,257	66,818	672	12	660	67,490
Rental property depreciation and amortization	11,137	-	-	-	11,137	43,162	283	1	282	43,445
General and administrative expenses	4,339	-	-	-	4,339	17,281	-	-	-	17,281
Total costs and expenses	34,728	5	5	-	34,733	127,261	955	13	942	128,216

Income before other income and expenses, minority interest and discontinued operations	30,415	3	3	-	30,418	125,703	822	10	812	126,525
Other income and expenses:
Interest expense	(12,813)	-	-	-	(12,813)	(51,750)	(233)	-	(233)	(51,983)
Amortization of deferred financing fees	(391)	-	-	-	(391)	(1,512)	-	-	-	(1,512)
Investment income	424	-	-	-	424	7,941	-	-	-	7,941
Other income	173	-	-	-	173	498	-	-	-	498
Income before minority interest and discontinued operations	17,808	3	3	-	17,811	80,880	589	10	579	81,469
Minority interest	(44)	-	-	-	(44)	(188)	-	-	-	(188)

Income from continuing operations	17,764	3	3	-	17,767	80,692	589	10	579	81,281

Discontinued operations:
Income from rental properties sold or held for sale	3	(3)	(3)	-	-	589	(589)	(10)	(579)	-
Gain on disposal of income producing properties	-	-	-	-	-	11,460	-	-	-	11,460
Minority interest	-	-	-	-	-	-	-	-	-	-
Income from discontinued operations	3	(3)	(3)	-	-	12,049	(589)	(10)	(579)	11,460

Net income	$17,767	$-	$-	$-	$17,767	$92,741	$-	$-	$-	$92,741

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2005
(in thousands, except per share data)

	For the three months ended Dec 31, 2004					For the twelve months ended Dec 31, 2004
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Rental revenue:
Minimum rents	$46,962	$1,065	$6	$1,059	$48,027	$173,151	$9,392	$21	$9,371	$182,543
Expense recoveries	13,070	352	1	351	13,422	48,037	2,139	4	2,135	50,176
Termination fees	2,919	8	-	8	2,927	3,490	873	-	873	4,363
Percentage rent	44	7	-	7	51	1,915	282	-	282	2,197
Total rental revenue	62,995	1,432	7	1,425	64,427	226,593	12,686	25	12,661	239,279

Costs and expenses:
Property operating expenses	16,515	343	4	339	16,858	60,102	3,293	12	3,281	63,395
Rental property depreciation and amortization	10,141	212	-	212	10,353	35,631	1,584	1	1,583	37,215
General and administrative expenses	5,618	-	-	-	5,618	16,601	-	-	-	16,601
Total costs and expenses	32,274	555	4	551	32,829	112,334	4,877	13	4,864	117,211

Income before other income and expenses, minority interest and discontinued operations	30,721	877	3	874	31,598	114,259	7,809	12	7,797	122,068
Other income and expenses:
Interest expense	(12,088)	(149)	-	(149)	(12,237)	(45,733)	(1,396)	-	(1,396)	(47,129)
Amortization of deferred financing fees	(381)	-	-	-	(381)	(1,370)	(89)	-	(89)	(1,459)
Investment income	734	-	-	-	734	2,346	-	-	-	2,346
Other income	241	-	-	-	241	537	-	-	-	537
Equity in loss of joint ventures	-	12	-	12	12	-	(46)	-	(46)	(46)
Income before minority interest and discontinued operations	19,227	740	3	737	19,967	70,039	6,278	12	6,266	76,317
Minority interest	(47)	-	-	-	(47)	(576)	(113)	-	(113)	(689)

Income from continuing operations	19,180	740	3	737	19,920	69,463	6,165	12	6,153	75,628

Discontinued operations:
Income from rental properties sold or held for sale	740	(740)	(3)	(737)	-	6,278	(6,278)	(12)	(6,266)	-
Gain on disposal of income producing properties	8,409	-	-	-	8,409	22,176	-	-	-	22,176
Minority interest	-	-	-	-	-	(113)	113	-	113	-
Income from discontinued operations	9,149	(740)	(3)	(737)	8,409	28,341	(6,165)	(12)	(6,153)	22,176

Net income	$28,329	$-	$-	$-	$28,329	$97,804	$-	$-	$-	$97,804

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended December 31, 2005
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2005	Dec 31, 2004	Dec 31, 2005	Dec 31, 2004

Net income	$17,767	$28,329	$92,741	$97,804
Adjustments:
Rental property depreciation and amortization, including discontinued operations	11,137	10,353	43,445	37,215
Gain on disposal of income producing properties	-	(8,409)	(11,460)	(22,176)
Minority interest	28	27	110	623
Other items:
Pro-rata share of real estate depreciation from joint ventures	-	-	-	197
Funds from operations	$28,932	$30,300	$124,836	$113,663
Increase	-4.5%		9.8%

Earnings per diluted share*	$0.24	$0.39	$1.24	$1.37
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.14	0.58	0.52
Gain on disposal of income producing properties	-	(0.12)	(0.15)	(0.31)
Other items:
Pro-rata share of real estate depreciation from joint ventures	-	-	-	-
Funds from operations per diluted share	$0.38	$0.41	$1.67	$1.58
Increase	-7.3%		5.7%

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended December 31, 2005
(in thousands, except per share data)

	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Net income	$17,767	$28,041	$25,143	$21,790	$28,329	$30,701	$18,535	$20,239
Adjustments:
Rental property depreciation and amortization including discontinued operations	11,137	10,924	10,938	10,446	10,353	9,324	9,104	8,434
(Gain) loss on disposal of income producing properties	-	(6,088)	(3,757)	(1,615)	(8,409)	(12,215)	483	(2,035)
Minority interest	28	27	27	28	27	223	174	199
Other items:
Pro-rata share of real estate depreciation from joint ventures	-	-	-	-	-	65	66	66

Funds from operations	$28,932	$32,904	$32,351	$30,649	$30,300	$28,098	$28,362	$26,903
Sequential increase (decrease)	(10.6%)	1.7%	5.6%	1.2%	7.8%	(0.9%)	5.4%

Earnings per diluted share*	$0.24	$0.37	$0.34	$0.29	$0.39	$0.43	$0.26	$0.29
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.15	0.14	0.14	0.14	0.13	0.13	0.12
(Gain) loss on disposal of income producing properties	0.00	(0.08)	(0.05)	(0.02)	(0.12)	(0.17)	0.01	(0.03)
Other items:
Pro-rata share of real estate depreciation from joint ventures		-	-	-	-	-	-	-
Funds from operations per diluted share	$0.38	$0.44	$0.43	$0.41	$0.41	$0.39	$0.40	$0.38
Sequential increase (decrease)	(11.6%)	2.3%	4.9%	-	5.1%	(2.5%)	5.3%

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended December 31, 2005
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2005	Dec 31, 2004	Dec 31, 2005	Dec 31, 2004

Funds from operations	$28,932	$30,300	$124,836	$113,663
Adjust for certain non-cash items:
Amortization of deferred financing fees	391	381	1,512	1,459
Amortization of above/below market rent intangibles	(254)	(127)	(1,006)	(192)
Amortization of restricted stock	1,498	1,423	5,973	5,401
Straight line rents	(940)	(1,121)	(4,450)	(3,835)
Capitalized interest	(1,055)	(996)	(3,354)	(3,204)
Amortization of debt premium/discount	(1,264)	(1,266)	(5,159)	(4,958)
Total non-cash items	(1,624)	(1,706)	(6,484)	(5,329)

Adjust for recurring capital expenditures:
Tenant improvements	(572)	(570)	(4,935)	(1,504)
Leasing commissions and costs	(1,094)	(737)	(4,583)	(2,744)
Other capital expenditures	(686)	(305)	(1,988)	(1,236)
Total recurring capital expenditures	(2,352)	(1,612)	(11,506)	(5,484)

Funds available for distribution before debt payments	24,956	26,982	106,846	102,850
Scheduled debt payments	(2,621)	(2,600)	(10,578)	(9,792)

Funds available for distribution	$22,335	$24,382	$96,268	$93,058
Increase	-8.4%		3.4%

Funds available for distribution per diluted share	$0.30	$0.33	$1.29	$1.29
Increase	-9.1%		0.0%

Cash dividends	$22,588	$21,277	$87,272	$80,904

Weighted average diluted shares	75,501	73,616	74,790	72,036

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT
For the quarter ended December 31, 2005
(in thousands, except per share data)
For the three months ended

	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004

Funds from operations	$28,932	$32,904	$32,351	$30,649	$30,300	$28,098	$28,362	$26,903
Adjust for certain non-cash items:
Amortization of deferred financing fees	391	372	370	379	381	409	404	265
Amortization of above/below market rent intangibles	(254)	(240)	(364)	(148)	(127)	(48)	(15)	(2)
Amortization of restricted stock	1,498	1,523	1,466	1,486	1,423	1,428	1,378	1,172
Straight line rents	(940)	(1,157)	(1,086)	(1,267)	(1,121)	(1,100)	(1,070)	(544)
Capitalized interest	(1,055)	(876)	(790)	(633)	(996)	(676)	(720)	(812)
Amortization of debt premium/discount	(1,264)	(1,274)	(1,335)	(1,286)	(1,266)	(1,230)	(1,247)	(1,215)
Total non-cash items	(1,624)	(1,652)	(1,739)	(1,469)	(1,706)	(1,217)	(1,270)	(1,136)

Adjust for recurring capital expenditures:
Tenant improvements	(572)	(1,624)	(2,374)	(365)	(570)	(295)	(409)	(230)
Leasing commissions and costs	(1,094)	(1,097)	(881)	(1,511)	(737)	(871)	(967)	(169)
Other capital expenditures	(686)	(386)	(502)	(414)	(305)	(405)	(285)	(241)
Total recurring capital expenditures	(2,352)	(3,107)	(3,757)	(2,290)	(1,612)	(1,571)	(1,661)	(640)

Funds available for distribution before debt payments	24,956	28,145	26,855	26,890	26,982	25,310	25,431	25,127
Scheduled debt payments	(2,621)	(2,547)	(2,655)	(2,755)	(2,600)	(2,514)	(2,405)	(2,273)

Funds available for distribution	$22,335	$25,598	$24,200	$24,135	$24,382	$22,796	$23,026	$22,854
Sequential increase (decrease)	(7.7%)	5.8%	0.3%	(1.0%)	7.0%	(1.0%)	0.8%

Funds available for distribution per diluted share	$0.30	$0.34	$0.32	$0.33	$0.33	$0.32	$0.32	$0.32
Sequential increase (decrease)	(6.3%)	(12.5%)	(3.0%)	-	3.1%	-	-

Cash dividends	$22,588	$21,683	$21,575	$21,426	$21,277	$20,272	$19,725	$19,630

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
As of

	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Assets
Properties
Income producing	$1,661,243	$1,644,783	$1,488,652	$1,911,819	$1,915,216	$1,777,783	$1,780,145	$1,740,063
Less: accumulated depreciation	(111,031)	(102,620)	(86,123)	(104,718)	(95,934)	(86,871)	(78,492)	(74,485)
Rental property	1,550,212	1,542,163	1,402,529	1,807,101	1,819,282	1,690,912	1,701,653	1,665,578
Construction in progress and land held for development	64,202	57,950	52,818	50,026	41,759	44,652	38,803	54,338
Property held for sale	282,091	287,099	432,936	9,199	12,646	12,232	44,185	1,231
Properties, net	1,896,505	1,887,212	1,888,283	1,866,326	1,873,687	1,747,796	1,784,641	1,721,147

Cash and cash equivalents	102	-	-	-	5,122	1,988	-	17
Cash held in escrow	-	3,308	-	-	-	8,734	5,814	1,884
Accounts and other receivables, net	17,600	13,978	12,643	10,204	15,699	12,135	9,403	8,919
Securities	67,588	27,601	52,303	44,593	35,756	29,405	18,287	-
Goodwill	12,013	12,007	13,807	13,807	14,020	14,184	14,477	14,578
Other assets	58,225	59,506	48,333	57,719	48,008	61,014	46,958	45,554

Total	$2,052,033	$2,003,612	$2,015,369	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$392,480	391,801	$389,907	$488,817	$495,056	$480,739	$497,741	$470,263
Mortgage notes payable related to properties held for sale	54,445	57,745	64,296	-	-	-	-	-
Unsecured revolving credit facilities	93,165	39,000	179,387	144,763	147,000	64,000	80,541	50,879
Unsecured senior notes payable	465,404	465,532	347,310	345,165	347,261	350,000	350,000	350,000
Payable for securities	-	-	4,774	-	-	-	11,075	-
Total debt	1,005,494	954,078	985,674	978,745	989,317	894,739	939,357	871,142
Unamortized premium/discount on notes payable	15,830	17,093	18,984	20,318	21,603	20,354	21,585	23,894
Total notes payable	1,021,324	971,171	1,004,658	999,063	1,010,920	915,093	960,942	895,036

Accounts payable and other liabilities	56,555	62,115	53,446	48,787	48,587	54,521	52,192	36,639
Total liabilities	1,077,879	1,033,286	1,058,104	1,047,850	1,059,507	969,614	1,013,134	931,675

Minority interest	1,425	1,457	1,437	1,417	1,397	1,388	12,400	12,444

Stockholders' equity	972,729	968,869	955,828	943,382	931,388	904,254	854,046	847,980

Total	$2,052,033	$2,003,612	$2,015,369	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of December 31, 2005
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2005 balance	Dec 31, 2004 balance	Percent of total indebtedness

Mortgage debt
Lantana Village (2)	03/15/05	6.950%	$-	$3,512	NA
Elmwood Oaks (2)	06/01/05	8.375%	-	7,500	NA
Benchmark Crossing (2)	08/01/05	9.250%	-	3,226	NA
Sterling Plaza (2)	09/01/05	8.750%	-	3,874	NA
Woodruff (2)	09/10/05	7.580%	-	2,969	NA
Townsend Square (2)	10/01/05	8.500%	-	4,768	NA
Green Oaks (2)	11/01/05	8.375%	-	2,937	NA
Melbourne Plaza (2)	11/01/05	8.375%	-	1,698	NA
Medford (3)	03/01/06	8.690%	5,206	5,512	0.51%
Swampscott (3)	03/01/06	8.690%	2,262	2,395	0.22%
Plymouth (3)	03/01/06	8.690%	3,805	4,029	0.37%
Walden Woods	08/01/06	7.875%	2,148	2,272	0.21%
Big Curve (4)	10/01/06	9.190%	-	5,310	NA
Highland Square	12/01/06	8.870%	3,847	3,951	0.38%
Park Northern (4)	12/01/06	8.370%	-	2,182	NA
Crossroads Square	12/01/06	8.440%	12,123	12,324	1.19%
Rosemeade	12/01/07	8.295%	3,031	3,109	0.30%
Colony Plaza	01/01/08	7.540%	2,932	2,976	0.29%
Parkwood	01/01/08	7.280%	6,015	6,110	0.59%
Richwood	01/01/08	7.280%	3,099	3,147	0.30%
Commonwealth	02/15/08	7.000%	2,510	2,636	0.25%
Mariners Crossing	03/01/08	7.080%	3,280	3,332	0.32%
Pine Island/Ridge Plaza	07/01/08	6.910%	24,195	24,582	2.37%
Forestwood	01/01/09	5.070%	6,961	7,128	0.68%
North Port Shopping Center	02/08/09	6.650%	3,902	4,008	0.38%
Prosperity Centre	03/01/09	7.875%	5,624	6,022	0.55%
Ibis Shopping Center	09/01/09	6.730%	5,497	5,687	0.54%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of December 31, 2005
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2005 balance	Dec 31, 2004 balance	Percent of total indebtedness

Tamarac Town Square	10/01/09	9.190%	$6,029	$6,122	0.59%
Park Promenade	02/01/10	8.100%	6,173	6,241	0.60%
Skipper Palms	03/01/10	8.625%	3,493	3,526	0.34%
Jonathan's Landing	05/01/10	8.050%	2,832	2,868	0.28%
Bluff's Square	06/01/10	8.740%	9,914	10,005	0.97%
Kirkman Shoppes	06/01/10	8.740%	9,362	9,448	0.92%
Ross Plaza	06/01/10	8.740%	6,529	6,589	0.64%
Boynton Plaza	07/01/10	8.030%	7,345	7,423	0.72%
Pointe Royale	07/15/10	7.950%	4,015	4,284	0.39%
Westgate Marketplace	07/31/10	4.880%	29,159	29,625	2.86%
Shops at Skylake	08/01/10	7.650%	13,874	14,266	1.36%
Parkwest Crossing	09/01/10	8.100%	4,636	4,684	0.45%
Spalding Village	09/01/10	8.190%	9,899	10,231	0.97%
Minyards	11/01/10	8.320%	2,432	2,473	0.24%
Charlotte Square	02/01/11	9.190%	3,479	3,550	0.34%
Forest Village	04/01/11	7.270%	4,389	4,441	0.43%
Boca Village	05/01/11	7.200%	8,114	8,211	0.79%
MacLand Pointe	05/01/11	7.250%	5,731	5,798	0.56%
Pine Ridge Square	05/01/11	7.020%	7,184	7,273	0.70%
Sawgrass Promenade	05/01/11	7.200%	8,115	8,211	0.79%
Presidential Markets	06/01/11	7.650%	26,872	27,159	2.63%
Lake Mary	11/01/11	7.250%	24,011	24,282	2.35%
Lake St. Charles	11/01/11	7.130%	3,790	3,833	0.37%
Belfair Towne Village	12/01/11	7.320%	10,984	11,197	1.08%
Marco Town Center	01/01/12	6.700%	8,413	8,578	0.82%
Riverside Square	03/01/12	9.190%	7,474	7,589	0.73%
Sparkleberry Square (5)	11/30/12	6.170%	6,526	6,655	0.64%
Cashmere Corners	11/01/12	5.880%	5,032	5,141	0.49%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of December 31, 2005
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2005 balance	Dec 31, 2004 balance	Percent of total indebtedness

Eastwood	11/01/12	5.880%	$5,996	$6,126	0.59%
Meadows Shopping Center	11/01/12	5.870%	6,301	6,438	0.62%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.73%
Summerlin Square	02/01/14	6.750%	3,326	3,622	0.33%
Bird Ludlum	02/15/15	7.680%	9,035	9,690	0.88%
Treasure Coast Plaza	04/01/15	8.000%	4,238	4,532	0.41%
Shoppes of Silverlakes	07/01/15	7.750%	2,460	2,627	0.24%
Grassland Crossing	12/01/16	7.870%	5,657	5,827	0.55%
Mableton Crossing	08/15/18	6.850%	3,961	4,062	0.39%
Sparkleberry Square (5)	06/30/20	6.750%	7,618	7,918	0.75%
BridgeMill	05/05/21	7.940%	9,221	9,395	0.90%
Westport Plaza	08/24/23	7.490%	4,782	4,876	0.47%
Chastain Square	02/28/24	6.500%	3,719	3,821	0.36%
Daniel Village	02/28/24	6.500%	4,064	4,177	0.40%
Douglas Commons	02/28/24	6.500%	4,842	4,976	0.47%
Fairview Oaks	02/28/24	6.500%	4,583	4,710	0.45%
Madison Centre	02/28/24	6.500%	3,718	3,821	0.36%
Paulding Commons	02/28/24	6.500%	6,312	6,487	0.62%
Siegen Village	02/28/24	6.500%	4,107	4,221	0.40%
Wesley Chapel Crossing	02/28/24	6.500%	3,242	3,331	0.32%

Total mortgage debt (65 loans)	5.2 years	7.19%	446,925	495,056	43.76%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	11,006	12,721	1.08%
Total mortgage debt (including net interest premium/discount)			$457,931	$507,777	44.84%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of December 31, 2005
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2005 balance		Dec 31, 2004 balance		Percent of total indebtedness

Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$50,000		$50,000		4.90%
7.25% senior notes	08/15/07	7.250%	75,000		75,000		7.34%
3.875% senior notes (6)	04/15/09	3.875%	200,000		200,000		19.58%
Fair value of interest rate swap (6)	04/15/09	6-month Libor + 0.4375%		(4,596)	(2,739)		(0.45%	)
7.84% senior notes	01/23/12	7.840%	25,000		25,000		2.45%
5.375% senior notes	10/15/15	5.375%	120,000		-		11.75%

Total unsecured senior notes payable	4.6 years	5.20%	465,404		347,261		45.57%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	4,824		8,882		0.47%
Total unsecured senior notes payable (including net interest premium/discount)			$470,228		$356,143		46.04%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	4.684%	93,000		147,000		9.11%
$5MM City National Bank Unsecured	02/12/06	5.237%	165		-		0.02%
Total revolving credit facilities			$93,165		$147,000		9.12%

Total debt			1,005,494		989,317		98.45%
Net interest premium/discount			15,830		21,603		1.55%
Total debt (including net interest premium/discount)			$1,021,324		$1,010,920		100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Positive	)	Baa3 (Stable	)
S&P			BBB- (Stable)	*	BBB- (Stable	)

*	S&P revised their outlook to "Positive" on January 20, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT MATURITIES
As of December 31, 2005
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior		Percent of
by year	amortization	payments (7)(8)	Credit Facilities (7)	Notes (9)	Total	debt maturing

2006	$10,206	$28,927	$165	$50,000	$89,298	8.8%
2007	10,464	2,864	-	75,000	88,328	8.7%
2008	10,532	40,104	-	-	50,636	5.0%
2009	10,189	24,332	93,000	200,000	327,521	32.4%
2010	9,203	98,471	-	-	107,674	10.7%
2011	7,376	93,433	-	-	100,809	10.0%
2012	6,110	40,056	-	25,000	71,166	7.0%
2013	5,696	-	-	-	5,696	0.6%
2014	5,666	-	-	-	5,666	0.6%
2015	4,192	30	-	120,000	124,222	12.3%
Thereafter	29,089	9,985	-	-	39,074	3.9%
Total	$108,723	$338,202	$93,165	$470,000	$1,010,090	100.0%

(1)	The rate in effect on December 31, 2005.

(2)	These loans have been paid off prior to the stated maturity without incurring any pre-payment penalties.

(3)	We notified the lender of our intent to prepay these mortgages on March 1, 2006. The original maturity date of the notes was February 1, 2016.

(4)	This loan was assumed or prepaid by the buyer in connection with the sale of this property.

(5)	The Sparkleberry property is encumbered by two separate mortgages.

(6)
$100M of the outstanding balance has been swapped to a floating interest rate based on six-month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(7)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options maybe available.

(8)	The 2006 balloon payment amount includes the outstanding principal of $11,190 we intend to prepay in March 2006.

(9)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005
		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912		Publix	Rite Aid	$ 9.58
									(6/1/2017)

West Gate Plaza	Mobile	1974 / 1985	64,378	96.2%	6	3	44,000		Winn-Dixie	Rite Aid	6.98
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	96.9%	18	4	81,912	0			$ 8.29

FLORIDA (79)

North Florida (13)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	92.4%	22	3	39,795		Publix	JoAnn Fabrics, Dollar Tree	10.28
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	8.03

Commonwealth	Jacksonville	1984 / 1998	81,467	94.0%	14	2	48,997		Winn-Dixie/Save Rite		8.42
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	90.5%	12	5	37,866		Publix		10.41
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	82.3%	10	3	45,500		Winn-Dixie		7.49
									(5/31/2015)

Mandarin Landing	Jacksonville	1976 / 2000	141,565	88.8%	32	5	34,400		Publix	Office Depot	10.06
									(2/14/2007)

Medical & Merchants	Jacksonville	1993	152,761	96.9%	14	3	55,999		Publix	Memorial Health Group,	12.08
									(2/10/2013)	Blockbuster

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	9.61
									(9/30/2014)

Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	CVS Pharmacy	6.81
									(3/27/2010)

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Beall's	7.21
									(3/11/2010)

Parkmore Plaza	Milton	1986	159,093	100.0%	13	0				Bealls, Big Lots	4.37

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848		FoodWorld		4.52
									(12/31/2009)

South Beach	Jacksonville Beach	1990, 1991	289,964	82.5%	40	11				Home Depot, Stein Mart, Bealls	10.49

Central Florida (11)

Alafaya Commons	Orlando	1987	123,133	100.0%	29	0	54,230		Publix	Blockbuster	12.06
									(11/30/2007)

Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271		Publix		11.92
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.49
									(11/1/2017)

Eustis Square	Eustis	1983 / 1997 / 2004	126,791	96.2%	22	4	15,872		Save-a-Lot	Accent Marketing,	5.85
									(5/31/2013)	Goodwill, Fred's Store

Hunters Creek	Orlando	1998	68,032	24.7%	8	1					19.32

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Kirkman Shoppes	Orlando	1973	88,820	98.0%	29	1				Party Depot	$ 17.11

Lake Mary	Orlando	1988 / 2001	342,384	99.1%	69	16	63,139		Albertsons	Kmart, Lifestyle Fitness,	11.52
									(6/30/2012)	Sunstar Movie Theatres

Park Promenade	Orlando	1987 / 2000	125,818	97.9%	25	1	55,000		Publix*	Orange County Library,	8.63
									(2/9/2007)	Blockbuster, Goodwill

Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883		Albertsons		7.59
									(10/31/2018)

Unigold	Winter Park	1987	117,527	95.9%	23	2	52,500		Winn-Dixie	Blockbuster,	10.86
									(4/30/2007)	Lifestyle Family Fitness

Walden Woods	Plant City	1985 / 1998, 2003	75,874	82.9%	12	1				Dollar Tree, Aaron Rents, Dollar General	6.72

Florida West Coast (17)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610		Publix	Bealls Outlet, West Marine	9.73
									(11/30/2021)

Carrollwood	Tampa	1970 / 2002	94,203	92.3%	30	5	27,887		Publix	Floors Today	12.03
									(11/30/2022)

Charlotte Square	Port Charlotte	1980	96,188	97.3%	22	2				American Signature Furniture, Seafood Buffet	8.12

Chelsea Place	New Port Richey	1992	81,144	98.8%	17	1	48,890		Publix	CVS Pharmacy	11.21
									(5/27/2012)

Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n' Karry		9.92
									(6/30/2019)

Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		13.95
									(5/31/2022)

Marco Town Center	Marco Island	2001	109,830	100.0%	42	0	27,887		Publix	West Marine	18.06
									(1/31/2018)

Mariners Crossing	Spring Hill	1989 / 1999	85,507	100.0%	14	0	48,315		Kash n' Karry		8.51
									(8/15/2020)

Pavilion	Naples	1982	167,745	92.3%	39	3	50,795		Publix	Pavillion 6 Theatre,	14.80
									(2/28/2013)	Anthony's

Regency Crossing	Port Richey	1986 / 2001	85,864	90.2%	18	7	44,270		Publix		10.33
									(2/28/2021)

Ross Plaza	Tampa	1984 / 1996	85,359	99.8%	18	1				Ross Dress for Less, Laminate Kingdom	10.23

Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix		9.90
									(9/25/2011)

Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix	Bealls Outlet	10.10
									(12/11/2011)

Skipper Palms	Tampa	1984	88,000	87.8%	13	4	53,440		Winn-Dixie		8.55
									(5/31/2016)

Summerlin Square	Fort Myers	1986 / 1998	109,156	89.7%	20	8	45,500		Winn-Dixie	CVS Pharmacy,	10.63
									(6/4/2011)	West Marine

Venice Plaza	Venice	1971/ 1979 / 1999	148,779	84.2%	14	2	42,582		Kash n' Karry	TJ Maxx, Blockbuster	5.54
									(9/30/2018)

Venice Shopping Center	Venice	1968 / 2000	111,934	98.1%	14	1	44,271		Publix	Beall's Outlet, Dollar Tree,	5.39
									(12/31/2026)	Wachovia Bank

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Florida Treasure Coast (8)

Bluffs Square	Jupiter	1986	132,395	99.8%	46	1	39,795		Publix	Walgreens	$ 12.75
									(10/22/2006)

Cashmere Corners	Port St. Lucie	2001	89,234	99.1%	17	1	59,448		Albertsons		8.29
									(4/30/2025)

Jonathan's Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	19.02

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	0	42,112		Publix	Walgreens* (Bealls Outlet),	10.28
									(9/30/2007)	Bealls Home Outlet, Blockbuster

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.24

Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix	Bealls Outlet,	10.00
									(3/23/2017)	Books-A-Million

Salerno Village	Stuart	1987	79,903	98.9%	19	1	45,802		Winn-Dixie	CVS Pharmacy	10.61
									(3/23/2024)

Treasure Coast	Vero Beach	1983	133,781	97.2%	23	2	59,450		Winn-Dixie	TJ Maxx	8.83
									(4/12/2015)

South Florida / Atlantic Coast (30)

Bird Ludlum	Miami	1988 / 1998	192,282	97.9%	44	1	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster,	15.34
									(12/31/2007)	Goodwill, Bird Executive Suites

Boca Village	Boca Raton	1978	93,428	94.8%	19	2	36,000		Publix	CVS Pharmacy	15.26
									(3/31/2007)

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy,	11.45
									(8/31/2008)	Hollywood Video

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	96.9%	45	2	39,795		Publix	CVS Pharmacy,	12.75
									(12/4/2010)	Stein Mart

Crossroads Square	Ft. Lauderdale	1973	270,206	98.2%	24	3				Lowe's, CVS Pharmacy, 99 Cent Stuff	7.87

CVS Plaza	Miami	2004	29,204	100.0%	8	0				CVS Pharmacy	16.46

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.94

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	0					20.33

Greenwood	Palm Springs	1982, 1994	132,325	94.8%	33	5	50,032		Publix	Bealls Outlet,	12.26
									(12/5/2014)	World Savings Bank

Lago Mar	Miami	1995	82,613	100.0%	20	0	42,323		Publix	Blockbuster	13.34
									(9/13/2015)

Lantana Village	Lantana	1976 / 1999	181,780	99.2%	24	2	39,473		Winn-Dixie	Kmart, Rite Aid*	7.19
									(2/15/2011)	(Family Dollar), Hollywood Video

Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix		12.90
									(7/9/2017)

Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	92.7%	28	2	44,400		Publix	Stein Mart, Homegoods,	13.66
									(11/30/2020)	CVS, Basset Furniture, Duffy's Sports Bar

Pine Island	Davie	1983 / 1999	254,907	96.8%	46	1	39,943		Publix	Home Depot Expo,	10.49
									(11/30/2013)	Bealls Outlet

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	98.3%	33	2	17,441		Fresh Market	Bed Bath & Beyond,	13.87
									(6/30/2009)	Off Main Furniture, Blockbuster

Plaza Alegre	Miami	2003	91,611	98.7%	20	1	44,271		Publix	Goodwill,	14.64
									(3/14/2023)	Blockbuster

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Point Royale	Miami	1970 / 2000	209,863	98.2%	24	1	45,350		Winn-Dixie	Best Buy, CVS Pharmacy*	$ 6.50
									(2/18/2011)	(Anna's Linens)

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	15.63

Ridge Plaza	Davie	1984 / 1999	155,204	98.7%	28	1		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Sofa Kings, Round Up	9.58

Riverside Square	Coral Springs	1987	107,941	92.2%	32	4	39,795		Publix	Tuesday Morning	13.63
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	97.0%	28	1	36,464		Publix	Walgreens, Blockbuster	11.36
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	97.3%	62	4	65,537		Publix	Ross, Bed Bath & Beyond,	13.88
									(10/9/2011)	Blockbuster, Office Depot, AMC Theater, CVS, LA Fitness

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		12.90
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	99.2%	39	1	47,813		Publix	Blockbuster	16.57
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999-2005	247,919	99.6%	47	1	51,420		Publix	Goodwill, L.A. Fitness,	15.95
									(7/31/2019)	Blockbuster

Tamarac Town Square	Tamarac	1987	127,635	93.1%	35	5	37,764		Publix	Dollar Tree	11.10
									(12/15/2014)

Waterstone	Homestead	2005	68,700	100.0%	12	0	45,600		Publix		15.58
									(7/31/2025)

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	11.36
									(10/31/2016)

Westport Plaza	Davie	2002	36,212	100.0%	5	0	27,887		Publix	Blockbuster	16.80
									(11/30/2022)

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124		Publix	Walgreens	15.22
									(11/30/2016)

TOTAL SHOPPING CENTERS FLORIDA (79)			9,161,621	95.8%	1,781	142	2,800,737	53,850			$ 11.14

GEORGIA (24)

Atlanta (19)

BridgeMill	Canton	2000	89,102	91.4%	26	5	37,888		Publix		14.84
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	96.9%	17	2	59,997		Kroger		10.88
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	28	0	37,366		Publix		16.53
									(5/31/2024)

Commerce Crossing	Commerce	1988	105,188	56.9%	7	4	32,000		Ingles	Fred's Store	4.70
									(9/26/2009)

Douglas Commons	Douglasville	1988	97,027	98.8%	16	1	59,431		Kroger		10.09
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.42
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086		Kroger		11.61
									(6/30/2016)

Hairston Center	Decatur	2000	13,000	69.2%	6	3					17.56

Hamilton Ridge	Buford	2002	89,496	96.9%	19	1	54,166		Kroger		12.89
									(11/30/2022)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Mableton Crossing	Mableton	1997	86,819	98.6%	16	1	63,419		Kroger		$ 10.31
									(8/31/2017)

Macland Pointe	Marietta	1992-1993	79,699	98.5%	16	1	55,999		Publix		9.72
									(12/29/2012)

Market Place	Norcross	1976	77,706	94.3%	19	4				Peachtree Cinema	10.40

Paulding Commons	Dallas	1991	192,391	95.9%	27	4	49,700		Kroger	Kmart	8.06
									(2/28/2011)

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	93.2%	21	4				Micro Center	10.51

Presidential Markets	Snellville	1993-2000	396,408	96.3%	31	4	56,146		Publix	Bed Bath & Beyond, GAP, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	10.29
									(12/31/2019)

Shops of Huntcrest	Lawrenceville	2003	97,040	100.0%	26	0	54,340		Publix		14.04
									(1/31/2023)

Wesley Chapel Crossing	Decatur	1989	170,792	37.9%	17	8	32,000		Ingles*	CVS Pharmacy	8.32
									(9/25/2009)

West Towne Square	Rome	1988	89,596	84.4%	13	5				Big Lots	5.44

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					18.05

Central Georgia (3)

Daniel Village	Augusta	1956 / 1997	171,932	95.4%	35	4	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	7.88
									(3/25/2022)

Spalding Village	Griffin	1989	235,318	68.0%	21	8	59,431		Kroger	JC Penney, Blockbuster,	7.89
									(5/31/2014)	Fred's Store

Walton Plaza	Augusta	1990	43,460	97.9%	7	1	32,960		Harris Teeter* (Omni Fitness)		9.57
									(4/1/2011)

South Georgia (2)

Colony Square	Fitzgerald	1987	50,000	71.6%	2	5	32,200		Food Lion* (Harvey's)		5.86
									(12/31/2007)

McAlpin Square	Savannah	1979	176,807	94.4%	25	2	43,600		Kroger	US Post Office, Big Lots,	7.55
									(8/31/2015)	In Fashion Menswear Outlet

TOTAL SHOPPING CENTERS GEORGIA (24)			2,748,374	87.8%	446	70	931,198	0			$ 10.08

KENTUCKY (1)

Scottsville Square	Bowling Green	1986	38,450	79.2%	9	3				Hancock Fabrics,	6.60
										Rugged Warehouse

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	79.2%	9	3	0	0			$ 6.60

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	82.5%	23	3				Conn's Appliances, Big Lots, Chuck E Cheese, Goody's	8.73

Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	93.1%	20	3				Bed Bath & Beyond, Marshall's, Hancock Fabrics, United Training Academy	9.37

Bluebonnet Village	Baton Rouge	1983	90,215	98.4%	19	1	33,387		Matherne's	Ace Hardware	8.48
									(11/30/2010)

Boulevard	Lafayette	1976, 1994	68,012	95.1%	13	2				Piccadilly, Harbor Freight Tools, Golfballs.com	7.38

Country Club Plaza	Slidell	1982 / 1994	64,686	92.3%	9	2	33,387		Winn-Dixie	Dollar General	5.87
									(1/31/2008)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Crossing	Slidell	1988, 1993	113,989	96.1%	13	2	58,432		Save A Center	A-1 Home Appliance,	$ 5.66
									(9/29/2009)	Piccadilly

Elmwood Oaks	Harahan	1989	133,995	88.4%	9	2				Academy Sports, Dollar Tree, Advance Auto* (Goodwill)	9.56

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Grand Marche	0.14

Plaza Acadienne	Eunice	1980	105,419	52.6%	6	2	28,092		Super 1 Store	Fred's	4.37
									(6/30/2010)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	87.4%	8	1				Burke's Outlet, Harbor Freight Tools, Blockbuster, Fred's Store	7.01

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	0				Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.47

Tarpon Heights	Galliano	1982	56,605	85.6%	7	3				CVS Pharmacy, Stage, Dollar General	4.78

Village at Northshore	Slidell	1988	144,638	97.6%	12	1				Marshalls, Dollar Tree, Kirschman's, Bed Bath & Beyond, Office Depot	8.45

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,620,565	91.0%	161	22	153,298	0			$ 6.63

MASSACHUSETTS (6)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market		26.89
									(1/2/2016)

Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw's		21.37
									(1/1/2016)

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw's		15.79
									(1/1/2016)

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market		17.36
									(1/2/2016)

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods		21.00
									(1/1/2016)

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995	68,141	100.0%	7	0	54,928		Shaw's		23.29
									(1/2/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)			390,979	100.0%	12	0	377,766	0			$ 20.72

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	92.5%	7	1				Big Lots, Buffalo Wild Wings Gill & Bar	6.18

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	92.5%	7	1	0	0			$ 6.18

NORTH CAROLINA (12)

Centre Pointe Plaza	Smithfield	1989	163,642	95.7%	22	2				Belk's, Goody's, Dollar Tree, Aaron Rents	6.12

Chestnut Square	Brevard	1985	39,640	91.9%	5	2	21,000		Food Lion*	Dollar General	6.13
									(9/28/2010)

Galleria	Wrightsville Beach	1986, 1990	92,114	91.6%	31	6	28,000		Harris Teeter	Eckerd	8.86
									(4/5/2006)

Parkwest Crossing	Durham	1990	85,602	100.0%	17	0	38,052		Food Lion		10.25
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo*	CVS Pharmacy	6.73
									(8/31/2006)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

	Providence Square	Charlotte	1973	85,930	93.8%	20	5	35,702		Harris Teeter*	Eckerd	$ 8.20
										(4/30/2006)

	Riverview Shopping Center	Durham	1973 / 1995	127,498	96.5%	11	2	53,538		Kroger	Upchurch Drugs, Blockbuster,	7.19
										(12/31/2014)	Riverview Galleries

	Salisbury Marketplace	Salisbury	1987	79,732	93.9%	17	3	31,762		Food Lion		10.11
										(2/11/2023)

	Shelby Plaza	Shelby	1972	103,200	100.0%	8	0				Big Lots, Aaron Rents* (Hancock	3.17
											Fabrics), Tractor Supply Company

	Stanley Market Place	Stanley	1980, 1987	40,400	29.7%	2	1				Family Dollar	3.99

	Thomasville Commons	Thomasville	1991	148,754	98.1%	11	2	32,000		Ingles	Kmart, CVS Pharmacy	5.83
										(9/29/2012)

	Willowdaile Shopping Center	Durham	1986	121,376	84.1%	21	7	53,368		Harris Teeter	Hall of Fitness	10.54
										(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)				1,135,128	92.5%	172	32	319,012	0			$ 7.35

SOUTH CAROLINA (8)

	Belfair Towne Village	Bluffton	2000-2003	125,389	100.0%	29	0	55,696		Kroger	Blockbuster	14.19
										(10/31/2019)

	Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200		Bi-Lo		3.05
										(9/30/2010)

	Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0				Sweet Union Furniture	2.07

	North Village Center	North Myrtle Beach	1984	60,356	94.6%	11	3	24,806		Bi-Lo	Dollar General, Gold's Gym	8.53
										(5/31/2009)

	Sparkleberry Square	Columbia	1997 / 2004	339,051	99.5%	25	2	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City,	11.24
										(8/31/2017)	Bed Bath & Beyond, Petsmart, Pier One

	Spring Valley	Columbia	1978 / 1997	75,415	95.2%	15	3	45,070		Bi-Lo		9.12
										(12/31/2017)

	Windy Hill	North Myrtle Beach	1968 / 1988	64,465	100.0%	2	0				Rose's Store, Family Dollar Store	5.35

	Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix	Blockbuster	10.26
										(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)				839,178	92.7%	96	10	260,670	0			$ 10.14

TENNESSEE (1)

	Smyrna Village	Smyrna	1992	83,334	96.6%	11	1	59,214		Kroger		8.34
										(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)				83,334	96.6%	11	1	59,214	0			$ 8.34

TEXAS (32)

Houston (17)

**	Barker Cypress	Houston	1999	66,945	86.8%	12	5	41,320		H.E.B.		12.46
										(1/31/2014)

**	Beechcrest	Houston	1981 / 2001	90,647	98.7%	14	1	40,345		Randall's*	Walgreens*	8.67
										(6/24/2016)

**	Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	12.98

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

**	Colony Plaza	Sugarland	1997	26,513	95.0%	14	1					$ 19.06

**	Copperfield	Houston	1994	133,984	97.6%	31	2				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	12.35

**	Forestwood	Houston	1993	88,760	95.2%	15	1	59,334		Kroger	Blockbuster	11.49
										(7/31/2013)

**	Grogan's Mill	The Woodlands	1986	118,517	96.4%	24	2	56,558		Randall's* (99¢ Store)	Petco, Blockbuster	12.18
										(6/24/2016)

**	Hedwig	Houston	1974	69,504	74.3%	12	2				Ross Dress for Less	15.05

**	Highland Square	Sugarland	1998	64,171	97.6%	26	2					17.14

**	Kirkwood Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.53

**	Market at First Colony	Sugarland	1988	107,301	98.1%	34	1		62,000	Kroger	TJ Maxx, CVS Pharmacy	16.46

**	Mason Park	Katy	1998	160,047	89.5%	34	5		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais	10.03
											Royal, Petco, Alamo Cimema

**	Mission Bend	Houston	1980 / 1999	131,575	85.7%	23	4	46,112		Randall's	Remarkable Furniture	8.78
										(6/24/2016)

**	Spring Shadows	Houston	1999	106,995	94.9%	16	2	65,161		H.E.B.		9.76
										(4/30/2023)

**	Steeplechase	Jersey Village	1985	105,152	87.8%	18	7	56,208		Randall's		10.86
										(6/24/2016)

**	Sutherland Lumber	Marble Falls	1985	53,571	100.0%	1	0				Sutherland Lumber	2.82

**	Westgate	Houston	1996 / 1998	298,354	100.0%	25	0	75,154		H.E.B.	Kohl's, Oshman's Sporting Goods, Office	11.76
										(12/31/2015)	Max, Pier One Imports

Dallas (12)

**	Creekside	Arlington	1997 / 1998	103,464	100.0%	18	0	60,932		Kroger	Hollywood Video	12.35
										(11/30/2021)

**	DeSoto Shopping Center	DeSoto	1996	69,090	100.0%	5	0	58,960		Tom Thumb	Blockbuster	9.53
										(11/15/2021)

**	Green Oaks	Arlington	1983	65,091	62.5%	21	13		58,000	Kroger		11.54

**	Melbourne Plaza	Hurst	1983	47,517	95.8%	17	1					11.66

**	Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
										(4/30/2020)

**	Parkwood	Plano	1985	81,590	82.6%	16	4		62,000	Albertsons	Planet Pizza	13.26

**	Richwood	Richardson	1984	54,871	90.4%	23	4		61,877	Albertsons	Blockbuster	12.67

	Rosemeade	Carrollton	1986	51,231	28.3%	6	12				Blockbuster	13.67

**	Southlake Village	Southlake	1996	118,092	88.9%	19	3	60,932		Kroger		12.95
										(10/31/2021)

**	Sterling Plaza	Irving	1989	65,765	93.1%	14	2				Bank One, Irving City Library, 99 Cent	14.38
											Only Store

**	Townsend Square	Desoto	1990	146,953	86.2%	29	6		60,349	Albertsons	Bealls, Victory Gym, Dollar General,	9.03
											Desoto Children's Academy

**	Village by the Park	Arlngton	1988	44,523	100.0%	10	0				Petco, Movie Trading	17.44

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of December 31, 2005

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property		City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

San Antonio (3)

**	Bandera Festival	San Antonio	1989	195,438	86.3%	32	6				Beall's, Big Lots, Burke's Outlet, Dollar	$ 7.88
											Tree, FWL Furniture

**	Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		16.10
										(4/30/2015)

**	Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		3.04
										(1/31/2010)

TOTAL SHOPPING CENTERS TEXAS (32)				2,972,978	91.6%	542	87	807,295	426,116			$ 11.40

VIRGINA (1)

	Smyth Valley Crossing	Marion	1989	126,841	98.9%	13	1	32,000		Ingles	Wal-Mart	5.88
										(9/25/2010)

TOTAL SHOPPING CENTERS VIRGINIA (1)				126,841	98.9%	13	1	32,000	0			$ 5.88

TOTAL CORE SHOPPING CENTER PORTFOLIO (181)				19,313,520	93.4%	3,268	373	5,823,102	479,966			$ 10.51

DEVELOPMENTS & REDEVELOPMENTS (6)

	River Green	Canton, GA	2008 Development	11.2 acres

	Shops at St. Lucie	Port St. Lucie, FL	2006 Development	4.0 acres

	Sunlake Development Parcel	Tampa, FL	TBD	155.0 acres

	Westridge	McDonough, GA	2006 Development	13.5 acres

	Winchester Plaza	Huntsville, AL	2006 Development	33.0 acres

	Waterlick Plaza	Lynchburg, VA	TBD	8.0 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (6)

TOTAL RETAIL PROPERTIES (187)				19,313,520	93.4%	3,268	373	5,823,102	479,966			$ 10.51

OTHER PROPERTIES (5)

	4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6					2.72

**	Pinhook Office Building	Lafayette, LA	1979, 1992	4,406	49.5%	1	1					9.00

	Banco Popular Office Building	Miami, FL	1971	32,737	98.1%	20	1					22.61

	Laurel Walk Apartments	Charlotte, NC	1985	106,480	98.0%	96	2					7.48

	Mandarin Mini-storage	Jacksonville, FL	1982	52,880	97.2%	524	15

GRAND TOTAL (192)				19,698,536	93.3%	3,912	398	5,823,102	479,966			$ 10.42

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of December 31, 2005

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	79	9,161,621	1,781	142	95.8%	$ 97,696,407
Texas	32	2,972,978	542	87	91.6%	31,039,737
Georgia	24	2,748,374	446	70	87.8%	24,342,441
Louisiana	14	1,620,565	161	22	91.0%	9,776,336
Massachusetts	6	390,979	12	0	100.0%	8,100,954
South Carolina	8	839,178	96	10	92.7%	7,891,263
North Carolina	12	1,135,128	172	32	92.5%	7,712,408
Alabama	2	129,215	18	4	96.9%	1,038,010
Virginia	1	126,841	13	1	98.9%	737,663
Tennessee	1	83,334	11	1	96.6%	672,021
Mississippi	1	66,857	7	1	92.5%	382,228
Kentucky	1	38,450	9	3	79.2%	201,035

Total	181	19,313,520	3,268	373	93.4%	$ 189,590,503

Note: Excludes six development parcels and five other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended December 31, 2005

Renewals
# of Leases	Square Feet	Average Size	Average Expiring Rent psf	Average New Rent psf	Annualized Minimum Rent

79	170,528	2,159	$14.42	$ 14.96	$2,550,258

			% Increase psf	3.7%

			Net Increase (AMR)		$90,495

New Leases
# of Leases	Square Feet	Average Size		Average New Rent psf	Annualized Minimum Rent

83	196,274	2,365		$13.27	$2,603,931

Lost Leases
# of Leases	Square Feet	Average Size	Average Expiring Rent psf		Annualized Minimum Rent

80	233,867	2,923	$13.03		$3,048,083

Net Absorption	(37,593)	New Leases - Lost Leases

Leasing Spread	1.8%	New Leases versus Lost Leases (rate psf)

				Net AMR Gain	($353,657)

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the twelve months ended December 31, 2005

Renewals
# of Leases	Square Feet	Average Size	Average Expiring Rent psf	Average New Rent psf	Annualized Minimum Rent

344	735,729	2,139	$14.55	$15.16	$11,151,526

			% Increase psf	4.2%

			Net Increase (AMR)		$443,228

New Leases
# of Leases	Square Feet	Average Size		Average New Rent psf	Annualized Minimum Rent

345	1,426,156	4,134		$10.18	$14,513,592

Lost Leases
# of Leases	Square Feet	Average Size	Average Expiring Rent psf		Annualized Minimum Rent

335	1,599,849	4,776	$8.90		$14,246,468

Net Absorption	(173,693)	New Leases - Lost Leases

Leasing Spread	14.4%	New Leases versus Lost Leases (rate psf)

				Net AMR Gain	$710,352

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
As of December 31, 2005

Note:  Reflects those properties held in the core portfolio at the end of each indicated quarter.

Note:  Reflects 160 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
As of December 31, 2005

Note: Reflects 160 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
As of December 31, 2005

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	49	2,166,120	11.2%	$ 15,952,949	8.4%	$ 7.36
Albertsons/Shaw's	9	572,286	3.0%	8,094,619	4.3%	14.14
Kroger	16	935,367	4.8%	7,784,396	4.1%	8.32
Winn Dixie	14	653,987	3.4%	4,462,868	2.4%	6.82
Blockbuster	30	174,892	0.9%	2,777,670	1.5%	15.88
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.5%	10.83
Bed Bath & Beyond	7	227,689	1.2%	2,192,531	1.2%	9.63
CVS Pharmacy	19	193,889	1.0%	2,139,358	1.1%	11.03
Safeway/Randalls	5	258,183	1.3%	1,927,503	1.0%	7.47
TJ Maxx / Marshall's	8	239,117	1.2%	1,849,006	1.0%	7.73

Sub-total top ten tenants	161	5,677,792	29.4%	$ 49,956,255	26.3%	$ 8.80

Remaining tenants	3,107	12,358,039	64.0%	139,634,248	73.7%	11.30

Sub-total all tenants	3,268	18,035,831	93.4%	$ 189,590,503	100.0%	$ 10.51

Vacant	373	1,277,689	6.6%	NA	NA	NA

Total including vacant	3,641	19,313,520	100.0%	$ 189,590,503	100.0%	$ 9.82

Note:  Excludes six development parcels and five other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of December 31, 2005

ALL TENANTS

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	112	245,971	1.3%	$ 2,590,595	1.3%	10.53
2006	698	1,980,985	10.3%	24,853,791	12.7%	12.55
2007	657	2,081,151	10.8%	25,760,948	13.2%	12.38
2008	646	1,912,765	9.9%	25,782,481	13.2%	13.48
2009	387	1,772,263	9.2%	19,597,005	10.0%	11.06
2010	375	1,765,824	9.1%	19,706,446	10.1%	11.16
2011	73	1,023,238	5.3%	8,644,952	4.4%	8.45
2012	50	939,427	4.9%	7,878,101	4.0%	8.39
2013	34	664,694	3.4%	6,172,592	3.2%	9.29
2014	33	760,424	3.9%	6,176,827	3.2%	8.12
2015	37	707,445	3.7%	7,355,265	3.8%	10.40
Thereafter	166	4,181,644	21.6%	41,248,461	20.9%	9.86

Sub-total / average	3,268	18,035,831	93.4%	$ 195,767,464	100.0%	$ 10.85

Vacant	373	1,277,689	6.6%	NA	NA	NA

Total / average	3,641	19,313,520	100.0%	$ 195,767,464	100.0%	$ 10.14

Note:  Excludes six development parcels and five other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of December 31, 2005

ANCHOR TENANTS (SF >= 10,000)

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	3	34,594	0.3%	$ 275,811	0.3%	$ 7.97
2006	25	605,871	5.0%	3,708,880	4.1%	6.12
2007	30	784,805	6.5%	5,381,143	5.9%	6.86
2008	24	580,928	4.8%	4,001,317	4.4%	6.89
2009	37	976,148	8.1%	6,358,662	7.0%	6.51
2010	45	972,630	8.1%	6,001,354	6.6%	6.17
2011	24	916,211	7.6%	5,930,424	6.6%	6.47
2012	22	829,581	6.9%	5,570,295	6.2%	6.71
2013	15	589,538	4.9%	4,590,453	5.1%	7.79
2014	15	684,976	5.7%	4,689,522	5.2%	6.85
2015	17	631,569	5.3%	5,881,851	6.5%	9.31
Thereafter	80	3,864,880	32.3%	38,118,939	42.1%	9.86

Sub-total / average	337	11,471,731	95.5%	$ 90,508,651	100.0%	$ 7.89

Vacant	19	545,548	4.5%	NA	NA	NA

Total / average	356	12,017,279	100.0%	$ 90,508,651	100.0%	$ 7.53

Note:  Excludes six development parcels and five other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of December 31, 2005

LOCAL TENANTS (SF < 10,000)

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	109	211,377	2.9%	$ 2,314,784	2.2%	$ 10.95
2006	673	1,375,114	18.8%	21,144,911	20.1%	15.38
2007	627	1,296,346	17.8%	20,379,805	19.4%	15.72
2008	622	1,331,837	18.3%	21,781,164	20.7%	16.35
2009	350	796,115	10.9%	13,238,343	12.6%	16.63
2010	330	793,194	10.8%	13,705,092	13.0%	17.28
2011	49	107,027	1.5%	2,714,528	2.6%	25.36
2012	28	109,846	1.5%	2,307,806	2.2%	21.01
2013	19	75,156	1.0%	1,582,139	1.5%	21.05
2014	18	75,448	1.0%	1,487,305	1.4%	19.71
2015	20	75,876	0.9%	1,473,414	1.4%	19.42
Thereafter	86	316,764	4.3%	3,129,522	2.9%	9.88

Sub-total / average	2,931	6,564,100	90.0%	$ 105,258,813	100.0%	$ 16.04

Vacant	354	732,141	10.0%	NA	NA	NA

Total / average	3,285	7,296,241	100.0%	$ 105,258,813	100.0%	$ 14.43

Note:  Excludes six development parcels and five other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2005
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 12/31/2005	Balance to Complete

Developments
River Green	Canton, GA	11.2 acres held for future developemnt. Prospecting for tenant(s)	TBD	$3,621	$3,621	$-
Shops at St. Lucie	Port St. Lucie, FL	Develop a 20,000 sf retail center, adjacent to our Cashmere Corners property	First quarter 2006	4,945	3,070	1,875
Shops at Skylake	N. Miami Beach, FL	Adding 37,000 sq ft of retail space to existing property	First quarter 2006	6,320	4,852	1,468
Sunlake	Tampa, FL	155 acre mixed-use development project	TBD	23,603	13,797	9,806
Westridge	McDonough, GA	Developing a supermarket anchored center	Second Quarter 2006	8,627	6,931	1,696
Winchester Plaza	Huntsville, AL	Developing a supermarket anchored center	Third Quarter 2006	11,514	3,730	7,784
Subtotal - Developments				58,630	36,001	22,629

Major Redevelopments
Stanley Market Place	Stanley, NC	Reconfigure the former Walgreen space and develop an additional 7,000 sq ft of retail space; Approx. 35,000 sq ft has been leased and prospecting for new tenants for the remainder of the space	TBD	5,483	924	4,559
Spalding Village	Griffin, GA	Reconfigure the former K Mart space into multi-tenant space; Approx. 20,000 sq ft has been leased and prospecting for new tenants for the remainder of the space	TBD	2,421	2,421	-
Wesley Chapel	Decatur, GA	Reconfigure the former WalMart space into multi-tenant space; prospecting for new tenants	TBD	4,789	4,789	-

Subtotal - Major Redevelopments				12,693	8,134	4,559

Out parcel Developments/Expansions
Belfair Towne Village	Bluffton, SC	Adding 41,250 sq ft of retail space to existing property	Fourth quarter 2006	4,665	1,574	3,091
Bluebonnet	Baton Rouge, LA	Adding 10,750 sq ft of retail on an out parcel at an existing property	Second quarter 2006	1,500	1,015	485
Mariners Crossing	Spring Hill, FL	The development of a 6,000 sq ft building on an out parcel leased to Goodyear	First quarter 2006	1,219	1,072	147
Riverview	Durham, NC	Construction of additional 5,000 sq ft out parcel building has commenced	Second quarter 2006	770	207	563
West Roxbury	West Roxbury, MA	Construction of additional 8,000 sq ft out parcel building has commenced	First quarter 2006	1,850	1,808	42
Westport	Davie, FL	Prospecting for one or more tenants for out parcels	TBD	606	606	-
Windy Hill	North Myrtle Beach, SC	Construction of additional 4,000 sq ft out parcel building: prospecting for new tenants	Second quarter 2006	677	675	2
Young Circle	Hollywood, FL	Future mixed-use development	TBD	9,916	9,916	-
Subtotal - Out parcel Developments/Expansions				21,203	16,873	4,330
All other development activity				3,194	3,194	-
Total Development Activity - Continuing Operations				95,720	64,202	31,518
Development activity for properties held for sale				11,432	8,546	2,886

Total - All Development Activity				$107,152	$72,748	$34,404

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of December 31, 2005
(in thousands, except square footage data)

2005 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price

Feb. 1, 2005	Sunlake Development Parcel	Tampa	FL	155 acres	$12,600
Feb. 28, 2005	Winchester Plaza	Huntsville	AL	33 acres	2,326
May 19, 2005	Young Circle	Hollywood	FL	65,834	22,000
Aug. 25, 2005	Hairston Center	Decatur	GA	13,000	2,175
Sep. 27, 2005	Banco Popular Building	N. Miami Beach	FL	32,737	5,200
Sep. 27, 2005	River Green Land	Canton	GA	11.2 acres	3,550
Oct. 31, 2005	Laurel Walk Apartments	Charlotte	NC	106,480	6,200

Total					$54,051

2005 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/ Acres	Gross Sales Price	Gain on Sale

Jan. 31, 2005	North River Village	North Ellenton	FL	177,128	$ 14,880	$ 1,615
April 6, 2005	Big Curve	Yuma	AZ	126,402	13,640	3,757
July 29, 2005	Waterlick Plaza	Lynchburg	VA	98,694	8,900	2,253
Aug. 3, 2005	Park Northern	Phoenix	AZ	126,852	8,300	3,835

Total					$45,720	$11,460

Properties Held for Sale as of December 31, 2005

	Property Name	City	State

	31 property portfolio	Various	Texas
	Pinhook Office Building	Lafayette	LA

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of December 31, 2005

BB&T Capital Markets	Bear Stearns & Co. Inc.	Deutsche Bank Securities Inc.
Stephanie M. Krewson	Ross Smotrich	Louis W. Taylor
804-782-8784	212-272-8046	212-250-4912

Rob Whittemore	Amy L. Young, CFA	Christopher A. Capalongo
804-782-8796	212-272-3523	212-250-7726

Friedman Billings Ramsey	Harris Nesbit	JP Morgan Securities Inc.
Paul Morgan	Paul Adornato	Michael W. Meuller, CFA
703-469-1255	212-885-4170	212-622-6689

Michael Blank	Joshua Bederman
703-469-1115	212-622-6530

McDonald Investments Inc.	Raymond James & Associates	Stifel, Nicolaus & Company, Inc.
Richard C. Moore II, CFA	Paul D. Puryear	David M. Fick, CPA
216-443-2815	727-567-2253	410-454-5018

Ken Avalos	Nathen Isbee
727-567-2660	410-454-4143